[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.44

July 12, 2004

Chris Penland, Ph.D.

Cystic Fibrosis Foundation Therapeutics, Inc.

6931 Arlington Road

Bethesda, MD 20814

Dear Dr. Penland:

The purpose of this letter agreement is to amend the Study Funding Agreement, dated June 17, 2003, as amended, between the undersigned parties (the “Agreement”). By signing below, the undersigned parties agree to hereby amend the Agreement as follows:

1.	Section 8.4(a) shall be restated in its entirety as follows:

“(a) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Agreement. At the time of termination of this Agreement, CFFT shall pay H-E for (i) all payments due pursuant to Exhibit B as of the effective date of termination, (ii) all costs incurred and all non-cancelable commitments, as of the effective date of termination, in excess of any milestone payments previously paid and (iii) any reasonable costs of bringing the Study to an orderly and prompt termination.”

2.	Exhibit B of the Agreement shall be replaced in its entirety with the attached Exhibit B.

All other terms and provisions of the Agreement shall remain unchanged and are in full force and effect.

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ E. Loumeau
Eric J. Loumeau Vice President, General Counsel

Agreed to and Acknowledged by:

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

By:	/s/ R. Beall
Robert J. Beall, Ph.D. President and CEO

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

BUDGET

Total Budget: $1,700,000.00

To be paid as follows:

[ * ]

Payments will be made via express mail by check payable to:

Hollis Eden Pharmaceuticals, Inc.

4435 Eastgate Mall, Suite 400

San Diego, CA 92121

Attn:	Robert Weber

Phone: 858-587-9333

Tax ID all other: